Renaissance Capital Greenwich Funds

Renaissance IPO ETF

Renaissance International IPO ETF

Supplement dated March 8, 2021 to the Statement of Additional Information (the “SAI”) dated January 31, 2021

Effective immediately, the “Creation Transaction Fee” section starting on page 25 of the SAI is replaced in its entirety with the following:

Creation Transaction Fee

A fixed creation transaction fee of $300.00 for the Renaissance IPO ETF and $1,000.00 for the Renaissance International IPO ETF payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust, on behalf of a Fund, permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust, on behalf of a Fund, expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust, on behalf of a Fund, makes Market Purchases, the Authorized Participant will reimburse a Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust, on behalf of a Fund, and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of a Fund.

Effective immediately, the “Redemption Transaction Fee” section on page 27 of the SAI is replaced in its entirety with the following:

Redemption Transaction Fee

The basic redemption transaction fee of $300.00 for the Renaissance IPO ETF and $1,000.00 for the Renaissance International IPO ETF is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, a Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to market convention, or for other reasons (“Market Sales”). In such cases where a Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by a Fund’s remaining shareholders and will negatively affect that Fund’s performance.

Please read this supplement in conjunction with the SAI and retain it for future reference.